SUPPLEMENT TO THE PROSPECTUSES
                   OF EVERGREEN SELECT COMMON STOCK FUND


The  Evergreen  Select  Equity  Trust,   Institutional  Shares'  prospectus  and
Evergreen Select Equity Trust, Institutional Service Shares' prospectus are each revised and supplemented as follows:

The tables under the section entitled "Expenses" for the Evergreen Select Common Stock Fund (the "Fund") have been restated to reflect a change in the waiver amounts for Management Fees and Other Expenses. Management Fees, Other Expenses and Total Operating Expenses of the Fund will now be as follows:

(Institutional Shares):

    Annual Fund Operating Expenses (as a percentage of average daily net assets)

      Management Fees                     Other      Total Operating Expenses
  (After Expense Waivers)   12b-1 Fees   Expenses     (After Expense Waivers)

        0.60%                 NONE        0.10%              0.70%

    Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be:

      Management Fees   12b-1 Fees   Other Expenses  Total Operating Expenses

        0.70%              NONE          0.10%                0.80%

(Institutional Service Shares):

    Annual Fund Operating Expenses (as a percentage of average daily net assets)

      Management Fees                     Other      Total Operating Expenses
  (After Expense Waivers)   12b-1 Fees   Expenses     (After Expense Waivers)

        0.60%                 0.25%       0.10%              0.95%

    Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be:

      Management Fees   12b-1 Fees   Other Expenses  Total Operating Expenses

          0.70%           0.25%          0.10%               1.05%


December 17, 1998

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